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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    July 29, 2002
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                              DOMINION HOMES, INC.
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             (Exact name of registrant as specified in its charter)



                Ohio                       0-23270                31-1393233
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  (State or other jurisdiction of  (Commission File Number)     (IRS Employer
            incorporation)                                   Identification No.)



5501 Frantz Road, Dublin, Ohio                                       43017
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(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code  (614) 761-6000
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Item 5.  Other Events and Regulation FD Disclosure.

        On July 29, 2002, in connection with the public offering of 1,750,000 common shares of Dominion Homes, Inc. (the "Company"), the underwriters exercised a portion of the over-allotment option granted in conjunction with the offering and purchased 107,800 common shares (53,900 from the Company and 53,900 from BRC Properties Inc., the principal shareholder of the Company). A copy of the Company's press release announcing the closing of the transaction is attached hereto as Exhibit 99.1 and incorporated herein.

Item 7.  Financial Statements and Exhibits.

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     Exhibit Number         Description
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          99.1              Press Release dated July 29, 2002
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DOMINION HOMES, INC.


                                       By: /s/ Jon M. Donnell
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                                           Jon M. Donnell
                                           President and Chief Operating Officer

Date: July 29, 2002
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Exhibit Index

     Exhibit Number         Description
         99.1               Press Release dated July 29, 2002